UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2013

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street, Suite 2525
San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 6, 2013, ECOtality, Inc. (the “Company”) announced that its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), originally scheduled to be held on August 22, 2013, has been postponed and will now take place on Tuesday, October 29, 2013. Specific information regarding meeting time and place, record date, proposals to be voted and other information will be provided in the Notice of 2013 Annual Meeting of Stockholders, which the Company anticipates delivering in mid-September, 2013.

As previously reported in the Current Report on Form 8-K which was filed with the SEC on May 3, 2013, the Company had originally scheduled the 2013 Annual Meeting to be held on August 22, 2013. In connection with that public announcement and in accordance with the bylaws of the Company relating to advancement of annual meeting dates, stockholders were provided 10 calendar days from the date of announcement to submit to the Company any nominations or other business proposals to be brought before the 2013 Annual Meeting. In connection with the announcement contained herein, the Company is providing an additional 10 calendar days in which stockholders may submit nominations or other business proposals to bring before the 2013 Annual Meeting.

The bylaws of the Company set forth when a stockholder must provide notice (“Stockholder Notice”) to the Company of nominations and other business proposals that the stockholder wants to bring before an annual meeting of the Company. The bylaws of the Company also prescribe the procedures a stockholder of the Company must follow if the stockholder intends (i) to nominate a person for election to the Company’s Board of Directors, or (ii) to propose other business to be considered by stockholders at an annual meeting of the stockholders. These procedures include, among other things, that the stockholder give timely notice to the Secretary of the Corporation of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements.

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2013 Annual Meeting or for stockholder business initiated by a stockholder to be brought before the 2013 Annual Meeting, Stockholder Notice must be delivered to the Company’s Secretary on or before 5:00 p.m., Pacific Time on Friday, August 16, 2013 and must otherwise satisfy the conditions established by the SEC for stockholder proposals.

Notices should be addressed in writing to: Martin Felli, General Counsel and Corporate Secretary, ECOtality, Inc., One Montgomery Street, Suite 2525, San Francisco, California  94104.  Notices may be mailed to the Company or may be delivered via fax to the Company to the attention of Mr. Felli at (415) 992-3001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	August 6, 2013
Susie Herrmann